Exhibit 10.1

PEPSIAMERICAS, INC.

DEBT SECURITIES

UNDERWRITING AGREEMENT

May 11, 2005

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Wachovia Capital Markets, LLC
BNP Paribas Securities Corp.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Wells Fargo Securities, LLC
Loop Capital Markets, LLC

c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

1.                                       Introductory. PepsiAmericas, Inc., a Delaware corporation (“Company”), proposes to issue and sell from time to time certain of its debt securities registered under the registration statement referred to in Section 2(a) (“Registered Securities”). The Registered Securities will be issued under an indenture, dated as of August 15, 2003 (as amended or supplemented with respect to such Registered Securities, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee, in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Registered Securities being determined at the time of sale. Particular series of the Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 3 for resale in accordance with terms of offering determined at the time of sale.

The Registered Securities specified in the applicable Terms Agreement are hereinafter referred to as the “Securities.” The firm or firms which agree to purchase the Securities in the applicable Terms Agreement are hereinafter referred to as the “Underwriters” of such Securities, and the representative(s) of the Underwriters, if any, specified in such Terms Agreement are hereinafter referred to as the “Representatives”; provided, however, that if such Terms Agreement does not specify any representative of the Underwriters, the term “Representatives,” as used in this Agreement (other than in Sections 2(b), 5(b) and 6 and the second sentence of Section 3), shall mean the Underwriters.

2.                                       Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter on the date hereof, the date of the applicable

Terms Agreement and the Closing Date referred to in Section 3 (each, a “Representation Date”) that:

(a)                                  A registration statement on Form S-3 (No. 333-108164), including a prospectus contained in the registration statement relating to the Registered Securities, has been filed with the Securities and Exchange Commission (“Commission”) and such registration statement has become effective. Such registration statement, including the prospectus constituting part of such registration statement and all information incorporated therein by reference, in the form and at the time such registration statement or any post-effective amendment thereto prior to the execution of the applicable Terms Agreement became effective, is hereinafter referred to as the “Registration Statement,” and the final prospectus and prospectus supplement reflecting the terms of the Securities and the terms of offering thereof, including all information incorporated therein by reference, in the form and at the time such prospectus and prospectus supplement were first furnished to the Underwriters for use in connection with the offering of such Securities, are hereinafter collectively referred to as the “Prospectus.”

All references in this Agreement to financial statements and schedules and other information which is “in” or “disclosed”, “contained”, “included” or “stated” (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement at the time it or any post-effective amendment prior to the execution of the applicable Terms Agreement became effective or in the Prospectus or preliminary prospectus at the time of the execution of the applicable Terms Agreement, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (“Exchange Act”), which is incorporated by reference in the Registration Statement, the Prospectus or the preliminary prospectus after the execution of the applicable Terms Agreement.

(b)                                 On each effective date of the Registration Statement or any post-effective amendment thereto and each Representation Date, such Registration Statement and each post-effective amendment thereto conformed, conforms and will conform in all respects to the requirements of the Securities Act of 1933, as amended (“Act”), the Exchange Act, the Trust Indenture Act of 1939, as amended (“Trust Indenture Act”), and the rules and regulations of the Commission (“Rules and Regulations”) and did not, does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. On the date of each Terms Agreement and the Closing Date related thereto, the Prospectus and each amendment or supplement thereto conforms and will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and does not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No representation, warranty or agreement is made by the Company as to any written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use in the Registration Statement or any post-effective amendment thereto and the Prospectus or any amendment or supplement thereto.

(c)                                  The consolidated historical financial statements, together with the related notes thereto, set forth or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Act applicable to registration statements on Form S-3 under the Act. Such historical financial statements fairly present in all material respects the financial position of the Company and its consolidated subsidiaries at the respective dates indicated and the results of operations and cash flows of the Company and its consolidated subsidiaries for the respective periods indicated, in each case in accordance with generally accepted accounting principles (“GAAP”) consistently applied throughout such periods. The other historical financial information and data included in the Prospectus is, in all material respects, accurately presented and true and correct. Neither consolidated pro forma financial information of the Company nor historical financial statements of any entity other than the Company are required under the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus.

3.                                       Purchase and Offering of Securities. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of a Terms Agreement substantially in the form of Annex I attached hereto (“Terms Agreement”) at the time the Company determines to sell the Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the principal amount to be purchased by each Underwriter, the initial public offering price, if any, and the purchase price to be paid by the Underwriters applicable to the Securities and the terms of the Securities not already specified in the Indenture, including, but not limited to, interest rate or formula, maturity, any redemption provisions and any sinking fund requirements and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery and payment (such time and date being hereinafter and in the Terms Agreement referred to as the “Closing Date”), the place of delivery and payment and any details of the terms of offering that should be reflected in the Prospectus relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. The Securities delivered to the Underwriters on the Closing Date will be in fully registered definitive or book-entry form, as specified in the applicable Terms Agreement, and be in such denominations and registered in such names as the Underwriters may request.

If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex II attached hereto (“Delayed Delivery Contracts”) with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be made only with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the principal amount of Securities to be sold pursuant to Delayed Delivery Contracts (“Contract Securities”). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate principal amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the principal amount of Securities set forth opposite each Underwriter’s name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the principal amount of Contract Securities.

4.                                       Certain Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to Sidley Austin Brown & Wood LLP, counsel for the Underwriters, one conformed copy of the Registration Statement, including all exhibits, in the form it became effective and of all post-effective amendments thereto and that, in connection with each offering of Securities:

(a)                                  The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) not later than the second business day following the execution and delivery of the Terms Agreement.

(b)                                 The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise the Representatives promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c)                                  If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Registration Statement or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

(d)                                 The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act.

(e)                                  The Company will furnish to the Representatives copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested.

(f)                                    The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representatives shall reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

(g)                                 During the period of five years after the date of any Terms Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report on Form 10-K or 10-Q or definitive proxy statement of the Company filed with the Commission under the Exchange Act, or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request.

(h)                                 The Company will pay all expenses incident to the performance of its obligations under this Agreement and each Terms Agreement and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Registered Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities and for expenses incurred in distributing the Prospectus, any preliminary prospectuses and any preliminary prospectus supplements to Underwriters.

(i)                                     For a period beginning at the time of execution of the Terms Agreement and ending one business day after the Closing Date, the Company will not, without the prior consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any publicly sold (including pursuant to Rule 144A of the Act) United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue.

5.                                       Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities that are the subject of the applicable Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein on the date hereof and at the time of execution of such Terms Agreement and on the Closing Date, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)                                  The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. The Registration Statement shall have become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

(b)                                 Subsequent to the execution of the Terms Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the properties, assets, operations, business or condition (financial or otherwise) of the Company or its subsidiaries which, in the judgment of the Representatives, is so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities or the Registered Securities as contemplated by the Registration Statement and the Prospectus; (ii) any downgrading in (or withdrawal of) the rating of any debt securities of the Company by Standard & Poor’s Corporation or Moody’s Investors Service, Inc., or any public announcement that either such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices or trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services; or (v) a material adverse change in the financial markets in the United States or in the international financial markets, or any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

(c)                                  The Underwriters shall have received an opinion, dated the Closing Date, of Briggs and Morgan, Professional Association, counsel for the Company, to the effect that:

(i)                                     The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the properties, assets, operations, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole; each “significant subsidiary” (as defined in Regulation S-X of the Commission) of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; each such significant subsidiary of the Company is in good standing and is duly qualified to do business as a foreign corporation in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be in good standing or so qualify would not, individually or in the aggregate, have a material adverse effect on the properties, assets, operations, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole; all of the issued and outstanding capital stock of each such significant subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

(ii)                                  The Securities have been duly authorized by the Company and the terms thereof have been established in accordance with the Indenture; and when duly executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters in accordance with this Agreement and the Terms Agreement against payment of the agreed upon consideration therefor, the Securities will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors’ rights, (b) to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), (c) any requirement that a claim with respect to any Security denominated in other than U.S. dollars (or a judgment denominated in other than U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined in accordance with applicable law and (d) governmental authority to limit, delay or prohibit the making of payments outside of the United States or in a foreign currency or currency unit;

(iii)                               The Securities and the Indenture conform in all material respects to the description thereof contained in the Prospectus;

(iv)                              The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors’ rights, (b) to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), (c) any requirement that a claim with respect to any Security denominated in other than U.S. dollars (or a judgment denominated in other than U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined in accordance with applicable law and (d) governmental authority to limit, delay or prohibit the making of payments outside of the United States or in a foreign currency or currency unit;

(v)                                 Each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (other than the financial statements and the notes thereto and the supporting schedules and other financial or statistical data derived therefrom contained or incorporated by reference therein, as to which no opinion need be given) complied when filed, or as subsequently amended, as to form in all material respects with the Exchange Act and the Rules and Regulations thereunder;

(vi)                              No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required by the Company for the consummation of the transactions contemplated by this Agreement and the Terms Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws or Blue Sky laws of various jurisdictions;

(vii)                           The Registration Statement has become effective under the Act, the Prospectus was duly filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act; the Registration Statement, as of its effective date, the date of the Terms Agreement and the applicable Closing Date, and the Prospectus, as of the date of the Terms Agreement and the applicable Closing Date, and any amendment or supplement thereto, as of its date, complied and comply as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations; the information in the Prospectus under the captions “Description of the Notes” and “Description of the Debt Securities” is accurate in all material respects; it being understood that such counsel need express no opinion or belief as to the financial statements and the notes thereto, and the supporting schedules and other financial or statistical data derived therefrom contained or incorporated by reference in the Registration Statement or the Prospectus;

(viii)                        This Agreement and the Terms Agreement have each been duly authorized, executed and delivered by the Company;

(ix)                                The execution, delivery and performance of the Indenture, this Agreement and the Terms Agreement, and the issuance and sale of the Securities and compliance with the terms and provisions thereof did not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, statute, rule, regulation, judgment or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties or any contract, indenture, mortgage, loan agreement, note, deed of trust, lease or other instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject; and such action will not result in any violation of the provisions of the charter or by-laws of the Company or any such subsidiary; the Company has the power and authority to authorize, issue and sell the Securities as contemplated by this Agreement and the Terms Agreement;

(x)                                   The Company is not, and upon the issuance and sale of the Securities and the application of the net proceeds therefrom as described in the Prospectus will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(xi)                                To the best of such counsel’s knowledge and information, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries thereof is a party or to which the assets, properties or operations of the Company or any of its subsidiaries thereof is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a material adverse change in the properties, assets, operations, business or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated under the Terms Agreement or the performance by the Company of its obligations thereunder or under the Indenture or the Securities;

(xii)                             To the best of such counsel’s knowledge and information, (A) there are no contracts, indentures, mortgages, loan agreements, notes, deeds of trust, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and (B) no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, deed of trust, lease or other instrument which breach would, individually or in the aggregate, have a material adverse effect on the properties, assets, operations, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole; and

(xiii)                          Nothing has come to such counsel’s attention that causes such counsel to believe that the Registration Statement or any post-effective amendment thereto, as of its effective date, the date of the Terms Agreement or the applicable Closing Date, contained or contains, as the case may be, any untrue statement of a material fact or omitted or omits to state, as the case may be, any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its date, the date of the Terms Agreement or the applicable Closing Date, included or includes, as the case may be, any untrue statement of a material fact or omitted or omits to state, as the case may be, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents constitute an accurate summary of such statutes, proceedings, contracts and other documents in all material respects; it being understood that such counsel need express no opinion or belief as to the financial statements and the notes thereto, and the supporting schedules and other financial or statistical data derived therefrom contained or incorporated by reference in the Registration Statement or the Prospectus.

(d)                                 The Underwriters shall have received from Sidley Austin Brown & Wood LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the Securities, the disclosure in the Registration Statement and the Prospectus and other related matters as they may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e)                                  The Underwriters shall have received a certificate, dated the Closing Date, of the Chairman and Chief Executive Officer or any Vice President and the principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements of the Company in or incorporated by reference in the Prospectus, there has been no material adverse change in the properties, assets, operations, business or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus.

(f)                                    The Underwriters shall have received a letter or letters, dated the Closing Date, of KPMG LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

(i)                                     in their opinion, the financial statements and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published Rules and Regulations;

(ii)                                  they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on any unaudited financial statements included or incorporated by reference in the Registration Statement or the Prospectus;

(iii)                               on the basis of the review, if any, referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

(A)                              the unaudited consolidated financial statements, if any, included or incorporated by reference in the Registration Statement or the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published Rules and Regulations or any material modification should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

(B)                                the unaudited summary financial information, if any, included or incorporated by reference in the Registration Statement or the

Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements from which it was derived or was not determined on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement or the Prospectus;

(C)                                at the date of the latest available balance sheet read by such accountants, there was any change in the capital stock or any increase in long-term debt, including current maturities, or decrease in total shareholders’ equity of the Company and consolidated subsidiaries, in each case as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Registration Statement or the Prospectus; and at a subsequent specified date not more than three business days prior to the Closing Date, there was any change greater than three percent in the capital stock or any increase greater than five percent in long-term debt, including current maturities, or decrease greater than 3% in total shareholders’ equity of the Company and consolidated subsidiaries as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Prospectus; and

(D)                               for the period from the date of the latest income statement included or incorporated by reference in the Prospectus to the closing date of the latest available income statements read by such accountants, there were any decreases, as compared with the corresponding period of the preceding year, in consolidated net sales, operating income or net income of the Company and consolidated subsidiaries; and for the period from the closing date of the latest available income statement included or incorporated by reference in the Registration Statement or the Prospectus to a subsequent specified date not more than three business days prior to the Closing Date, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, operating income or net income of the Company and consolidated subsidiaries;

except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur;

(iv)                              in addition to the procedures specified in clause (ii) above, they have carried out certain other limited procedures of a nature customarily the subject of independent auditors’ comfort letters with respect to (A) specified dollar amounts (or percentages derived from such dollar amounts) and (B) other financial information of a nature customarily the subject of independent auditors’ comfort letters, which is contained or incorporated by reference in the Registration Statement or the Prospectus, including, without limitation, the ratios of earnings to fixed charges, and have found such dollar amounts, percentages and other financial information to be in agreement with the relevant accounting and financial records specified in such letter, except as otherwise specified in such letter.

The Company will furnish the Representatives with such additional copies of such opinions, certificates, letters and documents as they reasonably request.

6.                                       Indemnification and Contribution.

(a)                                  The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expense reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein.

(b)                                 Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

(c)                                  Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In the case of parties indemnified pursuant to subsection (a) above, counsel to the indemnified parties shall be selected by the Representatives and, in the case of parties indemnified pursuant to subsection (b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party will be entitled to participate in the defense of any such action; provided, however, that counsel to the indemnifying party shall not, except with the consent of the indemnified party, also be counsel to the indemnifying party). In no event shall the indemnifying party be liable to such indemnified party under this Section 6 for the fees and expenses of more than one counsel (in addition to local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(d)                                 If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity) or by any other method of allocation that does not take into account the equitable considerations referred to in this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)                                  The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

7.                                       Default of Underwriters. If any Underwriter defaults or Underwriters default in their obligations to purchase Securities under the Terms Agreement and the aggregate principal amount of the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Securities, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under the Terms Agreement, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter defaults or Underwriters default and the aggregate principal amount of the Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Securities and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, such Terms Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Company, except as provided in Section 8. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. The respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to reduction in the respective Underwriters’ obligations to purchase the principal amounts of the Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

The foregoing obligations and agreements set forth in this Section will not apply if the Terms Agreement specifies that such obligations and agreements will not apply.

8.                                       Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement or in the Terms Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities. If the Terms Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Securities by the Underwriters under the Terms Agreement is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4 and the respective obligations of the Company and the Underwriters pursuant to Section 6 shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 7 or the occurrence of any event specified in clause (iii) (other than with respect to the Company’s securities), (iv) or (v) of Section 5(b), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

9.                                       Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: High Grade Syndicate Desk, 8th Floor, Fax: 212-834-6081 or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at PepsiAmericas, Inc., 4000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, Attention: Secretary.

10.                                 Successors. This Agreement will inure to the benefit of and be binding upon the Company and such Underwriters as are identified in Terms Agreements and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

11.                                 Applicable Law. This Agreement and the Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

Very truly yours,

PEPSIAMERICAS, INC.

By:	/s/ Alexander H. Ware
Name: Alexander H. Ware
Title: Executive Vice President and Chief Financial Officer

CONFIRMED AND ACCEPTED, as of
the date first above written:

CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
WACHOVIA CAPITAL MARKETS, LLC
BNP PARIBAS SECURITIES CORP.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
WELLS FARGO SECURITIES, LLC
LOOP CAPITAL MARKETS, LLC

By:	J.P. MORGAN SECURITIES INC.

By:	/s/ Robert Bottamedi
	Name:	Robert Bottamedi
	Title:	Vice President

On behalf of itself and the
other Underwriters

ANNEX I

PEPSIAMERICAS, INC.

(“COMPANY”)

DEBT SECURITIES

TERMS AGREEMENT

                          , 200

PepsiAmericas, Inc.
4000 Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402
Attention:

Dear Sirs:

On behalf of the several Underwriters named in Schedule A hereto (“Underwriters”) and for their respective accounts, we offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement dated, 200   between PepsiAmericas, Inc. and the Underwriters (“Underwriting Agreement”), the following securities (“Securities”) on the following terms:

Title: [        %] [FLOATING RATE]—Notes,—Debentures—Due [YEAR]

Principal Amount: $                      .

Interest: [ % PER ANNUM, FROM, 200  , PAYABLE [FREQUENCY] ON [DATES], COMMENCING 200  , TO HOLDERS OF RECORD ON THE PRECEDING                      OR                 , AS THE CASE MAY BE.] [ZERO COUPON.]

Maturity:                                       ,         .

Optional Redemption: [NONE][SPECIFY TERMS]

Sinking Fund: [YES][NO]

Delayed Delivery Contracts: [NONE] [SPECIFY TERMS]

Purchase Price:         % of principal amount[, plus accrued interest[, IF ANY,] from                   , 200  ].

[Initial Public Offering Price:         % of principal amount, plus accrued interest [, IF ANY,] from             , 200  ].

Form:

Closing: A.M. on                                     , 200  , at              in Federal (same day) funds.

Representative[s]: [NAME[S] AND ADDRESS[ES]]

The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.

The provisions of the Underwriting Agreement are incorporated herein by reference.

The Securities will be made available for checking and packaging at the office of                  at least 24 hours prior to the Closing Date.

Please signify your acceptance of the foregoing by return wire not later than 3:00 P.M. today.

Very truly yours,

[NAME AND SIGNATURE BLOCK FOR UNDERWRITER(S)]

SCHEDULE A

Underwriter	Principal Amount

[UNDERWRITER(S)]	$

Total	$

ANNEX II

                          , 200

DELAYED DELIVERY CONTRACT

PepsiAmericas, Inc.
c/o

Gentlemen:

The undersigned hereby agrees to purchase from PepsiAmericas, Inc., a Delaware corporation (“Company”), and the Company agrees to sell to the undersigned, as of the date hereof, for delivery on                       , 200   (“Delivery Date”).

$

principal amount of the Company’s                                securities (“Securities”), offered by the Company’s Prospectus dated                     , 200  , and a Prospectus Supplement dated                       , 200   relating thereto, receipt of copies of which is hereby acknowledged, at       % of the principal amount thereof plus accrued interest, if any, and on the further terms and conditions set forth in this Delayed Delivery Contract (“Contract”).

Payment for the Securities that the undersigned has agreed to purchase for delivery on the Delivery Date shall be made to the Company or its order by certified or official bank check in Federal (same day) funds at the office of                              at 10:00 A.M. on the Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on the Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at the Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

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Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

It is understood that the acceptance of any such Contract is in the Company’s sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

Yours very truly,

[NAME OF PURCHASER]

By:

[TITLE OF SIGNATORY]

[ADDRESS OF PURCHASER]

Accepted, as of the above date.

PEPSIAMERICAS, INC.

By:

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